UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF

THE SECURITIES EXCHANGE ACT OF 1934

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ISORAY, INC.

(Name of Registrant as Specified in Its Charter)

N/A

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January 14, 2015

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of IsoRay, Inc. (the "Company") to be held at the Westin La Paloma Resort, 3800 East Sunrise Drive, Tucson, Arizona 85718 at 11:00 a.m. local time on Friday, February 27, 2015.

The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Annual Meeting. During the Annual Meeting, we will also report on the operations of the Company and its primary operating subsidiary, IsoRay Medical, Inc. Directors and officers of the Company and a representative of the Company's auditor are expected to be present to respond to appropriate questions from shareholders.

Detailed information concerning our activities and operating performance during the fiscal year ended June 30, 2014 is contained in our Annual Report to Shareholders.

As we have done in the past, this year, in accordance with U.S. Securities and Exchange Commission rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Consequently, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a notice with instructions for accessing the proxy materials and voting via the Internet. The notice also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose. We believe this procedure makes the proxy distribution process more efficient, less costly and helps in conserving natural resources.

Whether or not you expect to attend in person, we urge you to vote your shares as soon as possible. As an alternative to voting in person at the meeting, you may vote via the Internet, by telephone or, if you receive a paper proxy card in the mail, by mailing the completed proxy card. Voting by any of these methods will ensure your representation at the meeting and will help ensure the presence of a quorum at the meeting.

Your vote is important. Whether or not you are able to attend in person, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please vote over the Internet or by telephone at your earliest convenience, or, if you receive a paper proxy card and voting instructions by mail, that you complete, sign and date the proxy card and return it in the enclosed envelope (to which no postage need be affixed if mailed in the United States) as soon as possible. If you do attend the Annual Meeting, you may withdraw your proxy and vote personally on each matter brought before the meeting.

We look forward to seeing you at the Annual Meeting.

If You Plan to Attend

Please note that space limitations make it necessary to limit attendance to shareholders. Admission to the meeting will be on a first-come, first-served basis. Shareholders holding stock in brokerage accounts ("street name" holders) will need to bring a copy of a brokerage statement reflecting stock ownership as of the record date to enter the meeting. Cameras, recording devices and other electronic equipment will not be permitted in the meeting.

Sincerely,

/s/ Dwight Babcock

Dwight Babcock

CEO and Chairman of the Board

350 Hills Street, Suite 106

Richland, WA 99354

www.isoray.com

ISORAY, INC.

NOTICE OF ANNUAL MEETING

OF SHAREHOLDERS

TIME AND DATE	11:00 a.m., MST, on Friday, February 27, 2015

PLACE	Westin La Paloma Resort, 3800 East Sunrise Drive, Tucson, Arizona 85718

ITEMS OF BUSINESS	1.	To elect three directors to hold office until the Fiscal 2016 Annual Meeting of Shareholders;

	2.	To ratify the appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company for the fiscal year ending June 30, 2015; and

	3.	To take action on any other business that may properly be considered at the Annual Meeting or any adjournment thereof.

BOARD OF DIRECTORS
RECOMMENDATION	The Board of Directors recommends that you vote "FOR" the election of each nominee for the Board of Directors, and "FOR" Item 2.

ADJOURNMENTS AND
POSTPONEMENTS	Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above or at any time and date to which the Annual Meeting may be properly adjourned or postponed.

RECORD DATE	You may vote at the Annual Meeting if you were a shareholder of record at the close of business on December 29, 2014. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how you can direct that organization to vote your shares.

INTERNET ACCESS TO PROXY
MATERIALS	Under rules adopted by the Securities and Exchange Commission, we are providing access to our 2015 Annual Meeting materials, which include the accompanying Proxy Statement and our June 30, 2014 Annual Report on Form 10-K, over the Internet in lieu of mailing printed copies. We will begin mailing, on or about January 15, 2015, a "Notice of Internet Availability of Proxy Materials" (which is different than this Notice of Annual Meeting of Stockholders) to our stockholders. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the 2015 Annual Meeting materials and vote online. The Notice of Internet Availability of Proxy Materials also will contain instructions on how you can request a printed copy of the 2015 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner.

VOTING	Your vote is very important. Whether or not you plan to attend the Annual Meeting, we encourage you to read the accompanying Proxy Statement and our 2014 Annual Report on Form 10-K and vote as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions in the Notice of Internet Availability of Proxy Materials and the section entitled "General Information About the Annual Meeting and Voting" beginning on page 1 of the accompanying Proxy Statement.

ADMISSION	Space limitations make it necessary to limit attendance at the Annual Meeting to shareholders. If your shares are held in an account at a brokerage firm, bank or similar organization and you wish to attend the Annual Meeting, you must obtain a letter from that brokerage firm, bank or similar organization confirming your beneficial ownership of the shares as of the record date and bring it to the Annual Meeting. Admission to the Annual Meeting will be on a first-come, first-served basis. Cameras and recording devices will not be permitted at the Annual Meeting.

By Order of the Board of Directors,

/s/ Krista Cline
Krista Cline
Secretary

This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about January 15, 2015.

.ISORAY, INC.

350 Hills Street, Suite 106

Richland, Washington 99354

____________________

PROXY STATEMENT

Annual Meeting of Shareholders

February 27, 2015

We are providing these proxy materials in connection with the solicitation by the Board of Directors (the "Board") of IsoRay, Inc. of proxies to be voted at the Company's Fiscal 2015 Annual Meeting of Shareholders to be held on February 27, 2015 (the "Annual Meeting"), and at any adjournment or postponement of the Annual Meeting. These proxy materials were first sent on or about January 15, 2015 to shareholders entitled to vote at the Annual Meeting.

GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

You are receiving a proxy statement from us because you owned shares of our common or Series B preferred stock at the close of business on the December 29, 2014 record date for the Annual Meeting. This proxy statement describes matters on which we would like you, as a shareholder, to vote. It also gives you information on these matters so that you can make an informed decision.

When you sign and return the proxy card, you appoint Dwight Babcock and Thomas LaVoy, and each of them individually, as your representatives at the meeting. Dwight Babcock and Thomas LaVoy will vote your shares at the meeting as you have instructed them. This way your shares will be voted regardless of whether you attend the Annual Meeting. Even if you plan to attend the meeting, it is a good idea to complete, sign and return the enclosed proxy card in advance of the meeting just in case your plans change. Returning the proxy card will not affect your right to attend or vote at the Annual Meeting.

If a matter comes up for vote at the Annual Meeting that is not described in this proxy statement or listed on the proxy card, Dwight Babcock and Thomas LaVoy will vote your shares, under your proxy, in their discretion. As of the date of this proxy statement, we do not expect that any matters other than those described in this proxy statement will be voted upon at the Annual Meeting.

Will I be receiving printed copies of the 2015 Annual Meeting materials?

You will not receive printed copies unless you request them by following the instructions in the "Notice of Internet Availability of Proxy Materials" (the "Notice") that you will receive in the mail. The Notice is different than the Notice of Annual Meeting of Stockholders that accompanies this Proxy Statement. We will begin mailing the Notice to stockholders on or about January 15, 2015.

Under rules adopted by the Securities and Exchange Commission (the "SEC"), we are providing access to our 2015 Annual Meeting materials, which include this Proxy Statement and our Annual Report, over the Internet in lieu of mailing printed copies. The Notice will contain instructions on how to access and review the 2015 Annual Meeting materials and vote online. This electronic access process is designed to expedite shareholders' receipt of materials, lower the cost of the Annual Meeting and help conserve natural resources. The Company encourages you to take advantage of the availability of the proxy materials on the Internet.

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The Notice also will contain instructions on how you can request, at no cost, a printed copy of the 2015 Annual Meeting materials, including a proxy card if you are a record holder or a voting instruction form if you are a beneficial owner. By following the instructions in the Notice, you may request to receive, at no cost, a copy via e-mail of the 2015 Annual Meeting materials and materials or future proxy solicitations. Your request to receive materials via e-mail will remain in effect until you terminate it.

Can I mark my votes on the Notice and send it back to the Company or my broker?

No.  The Notice is not a ballot. You cannot use it to vote your shares. If you mark your vote on the Notice and send it back to the Company or your broker, your vote will not count.

How can I get electronic access to the 2015 Annual Meeting materials?

The Notice will provide you with instructions regarding how to view the 2015 Annual Meeting materials on the Internet.

This Proxy Statement and our Annual Report are also available without charge on the Company's website at isoray.com and the SEC's website at sec.gov. By referring to our website, we do not incorporate the website or any portion of the website by reference into this Proxy Statement.

The Notice will also contain instructions on how you can elect to receive future proxy materials electronically by e-mail. Choosing to receive future proxy materials by e-mail will save the Company the cost of printing and mailing documents to you and will reduce the impact of the Company's annual meetings on the environment. If you choose to receive future proxy materials by e-mail, you will receive an e-mail message next year with instructions containing a link to those materials and a link to the proxy voting website. Your election to receive proxy materials by e-mail will remain in effect until you terminate it.

Who may vote at the Annual Meeting?

The Board has set December 29, 2014 as the record date for the Annual Meeting. If you were the owner of Company common or Series B preferred stock at the close of business on December 29, 2014 (the "record date"), you may vote at the Annual Meeting. You are entitled to one vote for each share of common or Series B preferred stock you held on the record date. If your shares are held in an account at a brokerage firm, bank or similar organization, that organization is considered the record holder for purposes of voting at the Annual Meeting and will provide you with instructions on how to direct that organization to vote your shares.

What proposals will be voted on at the Annual Meeting?

Two proposals are scheduled to be voted on at the Annual Meeting. The first is the election of three directors to hold office until the Fiscal 2016 Annual Meeting of Shareholders. The second is the ratification of the appointment by the Audit Committee of DeCoria, Maichel & Teague, P.S. as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2015.

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How many votes are required to approve the proposals?

The presence, in person or by proxy, of a majority of the outstanding shares of our common stock and Series B preferred stock voting together as one class is necessary to constitute a quorum at the Annual Meeting. In counting the votes to determine whether a quorum exists at the Annual Meeting, we will use the proposal receiving the greatest number of all votes "for" or "against" and abstentions (including instructions to withhold authority to vote). As of December 29, 2014, there were 54,883,445 shares of common stock and 59,065 shares of Series B preferred stock outstanding.

In voting with regard to the proposal to elect directors ("Proposal 1"), you may vote in favor of all nominees, withhold your vote as to all nominees or vote in favor of or withhold your vote as to specific nominees. The vote required to approve Proposal 1 is governed by Minnesota law and is a plurality of the votes cast by the holders of shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, in accordance with Minnesota law, votes that are withheld will be counted in determining whether a quorum is present but will have no other effect on the election of directors.

In voting with regard to the proposal to ratify the Audit Committee's appointment of the independent registered public accounting firm ("Proposal 2"), the vote required to approve Proposal 2 is governed by Minnesota law and is the affirmative vote of the holders of a majority of the shares represented and entitled to vote at the Annual Meeting, provided a quorum is present. As a result, abstentions will be considered in determining whether a quorum is present and the number of votes required obtaining the necessary majority vote and therefore will have the same legal effect as voting against Proposal 2. Because your vote on Proposal 2 is advisory, it will not be binding on the Board or the Company. However, the Board and the Audit Committee will consider the outcome of the advisory vote when making future decisions regarding the selection of our independent registered public accounting firm.

You may either vote "FOR", "AGAINST" or "ABSTAIN" on Proposal 2, and "FOR" or "WITHHOLD" authority to vote for each nominee for the Board. If you withhold authority to vote for the election of directors, your shares will not be voted with respect to the director or directors identified. If you sign and submit your proxy card without voting instructions, your shares will be voted "FOR" Proposal 2 and "FOR" all director nominees.

Under the rules of the New York Stock Exchange (the "Exchange") that govern most domestic stock brokerage firms, member firms that hold shares in street name for beneficial owners may, to the extent that such beneficial owners do not furnish voting instructions with respect to any or all proposals submitted for shareholder action, vote in their discretion upon proposals which are considered "discretionary" proposals under the rules of the Exchange. These votes by brokerage firms are considered as votes cast in determining the outcome of any discretionary proposal. Member brokerage firms that have received no instructions from their clients as to "non-discretionary" proposals do not have discretion to vote on these proposals. If the brokerage firm returns a proxy card without voting on a non-discretionary proposal because it received no instructions, this is referred to as a "broker non-vote" on the proposal. "Broker non-votes" are considered in determining whether a quorum exists at the Annual Meeting, but are not considered as votes cast in determining the outcome of any proposal. We believe that Proposal 2 is the only discretionary proposal.

In summary, if you do not vote your proxy, your brokerage firm or other nominee may either:

•	vote your shares on routine matters (Proposal 2) and cast a "broker non-vote" on non-routine matters (Proposal 1); or

•	leave your shares unvoted altogether.

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We encourage you to provide instructions to your brokerage firm or other nominee by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Annual Meeting.

As of December 29, 2014, our directors and executive officers held or controlled approximately 367,591 shares of our common stock, constituting approximately 0.67% of the outstanding common stock. As of December 29, 2014, our directors and executive officers did not hold or control any shares of our preferred stock. We believe that these holders will vote all of their shares of common stock in accordance with the Board's recommendations on each of the proposals.

How does the Board recommend that I vote?

The Board recommends that you vote your shares "FOR" Proposal 2 and all of the director nominees.

Can my shares be voted on matters other than those described in this Proxy Statement?

Only under limited circumstances. We have not received proper notice of, and are not aware of, any business to be transacted at the Annual Meeting other than as indicated in this Proxy Statement. If any other item or proposal properly comes before the meeting, the proxies received will be voted on those matters in accordance with the discretion of the proxy holders.

How do I vote my shares without attending the Annual Meeting?

Shareholders of record can vote as follows:

•	Via the Internet: Shareholders may vote through the Internet by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Telephone: Shareholders may vote by telephone by following the instructions included with your Notice Regarding the Availability of Proxy Materials.

•	By Mail: Those shareholders who receive a paper proxy card in the mail may sign, date and return their proxy cards in the pre-addressed, postage-paid envelope that is provided with the mailed proxy materials. If you have misplaced your return envelope or need to return a proxy card from outside the United States, you may mail your proxy card to the address listed on the proxy card.

•	At the Meeting: If you attend the Annual Meeting, you may vote in person by ballot, even if you have previously returned a proxy card or otherwise voted.

If your shares are held in "street name" through a broker, bank or other nominee, that institution will send you separate instructions describing the procedure for voting your shares. Please follow the directions you are given carefully so your vote is counted. "Street name" shareholders who wish to vote in person at the Annual Meeting will need to obtain a proxy form from the institution that holds your shares and present it to the inspector of elections with your ballot.

How do I vote my shares in person at the Annual Meeting?

If you are a shareholder of record and prefer to vote your shares at the Annual Meeting, you should bring the enclosed proxy card or proof of identification to the Annual Meeting. You may vote shares held in street name at the Annual Meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

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Even if you plan to attend the Annual Meeting, we encourage you to vote in advance by Internet, telephone or proxy card so your vote will be counted even if you later decide not to attend the Annual Meeting.

May shareholders ask questions at the Annual Meeting?

Yes. Representatives of the Company will answer a limited number of shareholders' questions of general interest at the end of the Annual Meeting. In order to give a greater number of shareholders an opportunity to ask questions, individuals or groups will be allowed to ask only one question and no repetitive or follow-up questions will be permitted.

What does it mean if I receive more than one proxy card?

It generally means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

May I change my vote?

Yes. If you vote by mail, Internet or telephone, you may later change your vote and revoke your proxy card by:

•	Sending a written statement to that effect to the Secretary of the Company that is received before the commencement of the Annual Meeting on February 27, 2015;
•	Voting again via the Internet or telephone;
•	Submitting a properly signed proxy card with a later date;
•	Voting in person at the Annual Meeting; or
•	If you hold shares through a bank or brokerage firm, by contacting your financial institution and following its procedure to revoke your prior voting instructions.

Where can I find the voting results of the meeting?

We will announce preliminary voting results at the Annual Meeting. We will publish the final results in a report on Form 8-K that we will file with the SEC shortly after the Annual Meeting.

PROPOSAL 1 – ELECTION OF DIRECTORS

Nominees

Our Board currently consists of three members. The Board of Directors oversees our business affairs and monitors the performance of management. In accordance with basic principles of corporate governance, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chairman, key executive officers and our principal external advisers (legal counsel, auditors, and other professionals), by reading reports and other materials that are sent to them and by participating in Board and committee meetings.

The Board, on the recommendation of the Nominations and Corporate Governance Committee, has nominated the following three existing members of the Board for re-election to the Board at the Fiscal 2015 Annual Meeting: Dwight Babcock, Thomas LaVoy and Philip J. Vitale, M.D. If elected as a director at the Annual Meeting, each of the nominees would serve a one-year term expiring at the Fiscal 2016 Annual Meeting of Shareholders and until his successor has been duly elected and qualified. There are no family relationships among our directors, nominees for director or our executive officers.

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Each of the nominees has consented to serve as a director if elected. If any of the nominees should be unavailable to serve for any reason, the Board, upon the recommendation of the Nominations and Corporate Governance Committee, may designate a substitute nominee or nominees (in which event the persons named on the enclosed proxy card will vote the shares represented by all valid proxy cards for the election of such substitute nominee or nominees), allow the vacancies to remain open until a suitable candidate or candidates are located, or by resolution provide for a lesser number of directors.

The Board unanimously recommends that the shareholders vote "FOR" Proposal 1 to elect Dwight Babcock, Thomas LaVoy and Philip J. Vitale, M.D. as directors for a one year term expiring at the Fiscal 2016 Annual Meeting of Shareholders and until their successors have been duly elected and qualified.

Directors

Set forth below is certain information as of January 12, 2015 regarding our current directors that have been nominated for re-election, including biographical information.

Mr. LaVoy took office in July 2005, Mr. Babcock took office in March 2006 and Dr. Vitale took office in January 2014.

Name	Age	Position Held	Term
Dwight Babcock	67	Chairman, Chief Executive Officer	Annual
Thomas LaVoy	55	Director	Annual
Philip J. Vitale	68	Director	Annual

Dwight Babcock – Mr. Babcock was appointed CEO of the Company on February 18, 2009. He was previously appointed Chairman and Interim CEO of the Company on February 26, 2008 and has served as a Director of the Company since 2006. Mr. Babcock has served as Chairman and Chief Executive Officer of Apex Data Systems, Inc., an information technology company, since 1975. Apex Data Systems automates the administration and claims adjudication needs of insurance companies both nationally and internationally. Mr. Babcock was formerly President and CEO of Babcock Insurance Corporation (BIC) from 1974 until 1985. BIC was a nationally recognized third party administrator operating within 35 states. Mr. Babcock has knowledge and experience in the equity arena and has participated in various activities within the venture capital, private and institutional capital markets. Mr. Babcock studied marketing and economics at the University of Arizona where he currently serves on the University of Arizona Astronomy Board. Mr. Babcock brings over 35 years of CEO-level experience to his service on the Company's Board.

Thomas LaVoy – Mr. LaVoy has been a Director of the Company since 2005. Mr. LaVoy has served as Deputy Chief Operations Officer and President of Corporate Services of Veolia Transportation on Demand (VTOD), the parent company of SuperShuttle International Inc. and its subsidiaries, since January 2014. He concurrently serves as Chief Financial Officer of SuperShuttle International, Inc. and its subsidiaries as he has since July 1997, and as Secretary since March 1998. VTOD through SuperShuttle is the largest shuttle transportation company in the U.S. in addition to operating bus and cab services throughout the U.S. He has also served as a director of Alanco Technologies, Inc. (OTCBB: ALAN) since 1998 and presently serves on its audit committee. From September 1987 to February 1997, Mr. LaVoy served as Chief Financial Officer of NASDAQ-listed Photocomm, Inc. Mr. LaVoy was a Certified Public Accountant with the firm of KPMG Peat Marwick from 1980 to 1983. Mr. LaVoy has a Bachelor of Science degree in Accounting from St. Cloud University, Minnesota, and is a Certified Public Accountant (Inactive) in the State of Minnesota. Mr. LaVoy brings over 25 years of CFO experience for progressively growing companies in multiple industries to his service on the Company’s Board.

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Philip J. Vitale, MD – Dr. Vitale is a board certified urologist. He practiced Urology from 1978 to 2005 at Lovelace Health Systems in Albuquerque. He also served on the Board of Governors for nine years and held various administrative positions including Chief Medical Officer and Senior Vice President at Lovelace. He was a staff urologist at Albuquerque VA Medical Center from 2005 until his retirement in November 2014. He served as Chief of the Urology section from 2008 to November 2013. Dr. Vitale was also an Assistant Professor at the University of New Mexico, Division of Urology. He is a member of the American Urological Association and the South Central Section of the American Urological Association. Prior to his retirement, Dr. Vitale’s clinical trials included: chemotherapy after prostatectomy (cap); a phase III randomized study for high risk prostate carcinoma; RTOG 0415 a phase III randomized study of hypofractionated 3d-crt/imrt versus conventionally fractionated 3d-crt/imrt in patients with favorable-risk prostate cancer; RTOG 0815 a phase III prospective randomized trial of dose-escalated radiotherapy with or without short-term androgen deprivation therapy for patients with intermediate-risk prostate cancer; and YP19A1 gene and pharmacogenetics of response to testosterone therapy. Dr. Vitale holds a BA in Biology from LaSalle College and obtained his M.D. from the New Jersey College of Medicine and Dentistry. He received his M.S. in Health Services Administration from the College of St. Francis. Dr. Vitale brings to the Board medical expertise in the industries the Company is targeting.

Board Leadership Structure

Our CEO also serves as Chairman of our Board of Directors. The Board has determined that this structure is appropriate because it believes that at this time it is optimal to have one person speak for and lead the Company and the Board, and that the CEO should be that person. We believe that the strength of our independent directors and our overall governance practices minimize any potential conflicts that otherwise could result from combining the positions of Chairman and CEO.

Our Vice Chairman from February 2008 until his passing in March 2014 was Robert Kauffman, an independent director. During his tenure, the Vice Chairman presided at meetings of our independent directors. The Vice Chairman had authority to during his tenure to call for other meetings of the independent directors or of the full Board if he deemed it necessary. The Vice Chairman also consulted with the Chairman regarding meeting agendas, and served as the principal liaison between the independent directors and the Chairman.

Risk Oversight

Management is responsible for the day-to-day management of the risks we face, while the Board, as a whole and through its committees, has responsibility for the oversight of risk management. The Board as a whole exercises its oversight responsibilities with respect to strategic, operational and competitive risks, as well as risks related to crisis management and executive succession issues. The Board has delegated oversight of certain other types of risks to its committees. The Audit Committee oversees our policies and processes relating to our financial statements and financial reporting, risks relating to our capital, credit and liquidity status, and risks related to related person transactions. The Compensation Committee oversees risks related to our compensation programs and structure, including our ability to motivate and retain talented executives. The Nominations and Corporate Governance Committee oversees risks related to our governance structure and succession planning for Board membership.

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In addition, our Compensation Committee has reviewed risks related to our compensation programs and structure, and has determined that the Company's compensation policies and practices do not encourage excessive or unnecessary risk taking reasonably likely to result in a material adverse effect on the Company.

We believe that our Board leadership structure as discussed above promotes effective oversight of the Company's risk management for the same reasons that we believe the structure is most effective for the Company in general, namely, by providing unified leadership through a single person, while allowing for input from our independent directors, all of whom are fully engaged in Board deliberations and decisions.

Board Committees and Meetings

During the fiscal year ended June 30, 2014, the Board held four regularly scheduled and special meetings and took action by written consent on eighteen separate occasions. The Board has an Audit Committee, a Compensation Committee and a Nominations and Corporate Governance Committee.

Audit Committee. The Audit Committee is responsible to the Board for the areas of audit and compliance and oversees the Company's financial reporting process, including monitoring the integrity of the financial statements and the independence and performance of the auditors and supervises the Company's compliance with legal and regulatory requirements. The Committee operates under a charter approved by the Board. The Committee’s Charter as approved by the Board is attached as Appendix A to this Proxy Statement. The current members of the Audit Committee are Mr. LaVoy (Chairman) and Dr. Vitale. The Board has determined that Mr. LaVoy is an "audit committee financial expert" as defined under SEC rules. The Board has affirmatively determined that none of the members of the Audit Commitee have a material relationship with the Company that would interfere with the exercise of independent judgment and each of the members of the Audit Committee are "independent" as independence is defined in Section 121(A) of the listing standards of the NYSE MKT and Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee. The Compensation Committee is responsible for establishing and reviewing the compensation and employee benefit policies of the Company. The members of the Compensation Committee are Dr. Vitale (Chairman) and Mr. LaVoy, each of whom are "independent" directors within the meaning of SEC rules and NYSE MKT listing standards. The Committee operates under a charter approved by the Board. The Committee’s Charter as approved by the Board was attached as Appendix A to the Proxy Statement for the Annual Meeting held in March 2014. The Compensation Committee reviews and recommends to the Board for approval the compensation for the Company's Chief Executive Officer and all of its other executive officers, including salaries, bonuses and grants of awards under, and administration of, the Company's equity incentive plans. The Compensation Committee, among other things, reviews the candidates that the CEO recommends to the Board to whom awards will be made under the Company's equity incentive plans, determines the number of options to be awarded, and the time, manner of exercise and other terms of the awards. Although the Committee's charter authorizes the committee to retain an independent consultant, no third party compensation consultant was engaged for fiscal year 2014.  The Chief Executive Officer provides input to the Compensation Committee with respect to the individual performance and compensation recommendations for all executive officers and employees.

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Nominations Committee. The Nominations and Corporate Governance Committee consists of two directors who have each been determined to be "independent" as defined by applicable SEC rules and NYSE MKT listing standards. Dr. Vitale (Chairman) and Mr. LaVoy currently serve on the Nominations and Corporate Governance Committee. The Committee identifies and solicits recommendations from management of qualified individuals as prospective Board members. The Committee also recommends the director nominees to the Board for election at the annual meeting of shareholders. The Committee oversees the annual review and evaluation of the performance of the Board and its committees, and develops and recommends corporate governance guidelines to the Board. In addition, the Committee examines, evaluates, and monitors the independence of directors for general Board positions as well as for specific committee duties, and evaluates specific qualifications for members serving as audit committee financial experts. The Committee's charter as approved by the Board is attached as Appendix B to this Proxy Statement.

The Board and its committees may retain outside advisors as they determine necessary to fulfill their responsibilities. All committees report their activities to the full Board. Each committee charter is posted on the IsoRay website – www.isoray.com.

Each current Board member attended at least 75% of the aggregate meetings of the Board and of the Committees on which he served that were held during the period for which he was a Board or Committee member in the Company's fiscal year ended June 30, 2014.

The following table summarizes the membership of the Board and each of its committees during the fiscal year ended June 30, 2014, as well as the number of times each committee met or took action by written consent during the fiscal year ended June 30, 2014.

	Board	Audit	Compensation	Nominations
Dwight Babcock	Chair
Thomas LaVoy	Member	Chair	Member	Member
Philip Vitale, M.D.	Member	Member	Chair	Chair
Number of Meetings Held and Consents Taken in Fiscal 2014	22	4	8	2

Executive Sessions

Pursuant to the listing standards of the NYSE MKT, the independent directors are required to meet at least annually in executive sessions. Historically, those sessions were chaired by the Vice Chairman. During fiscal 2014, the Vice Chairman was Mr. Kauffman (until March 2014). During these executive sessions, the Vice Chairman had the power to lead the meeting, set the agenda and determine the information to be provided. During fiscal 2014, the Board held one executive session.

Report of the Audit Committee of the Board of Directors

The Audit Committee consists of two outside directors, each of whom has been determined to be financially literate and meets the independence standards for members of public company audit committees set forth in SEC rules adopted under the Sarbanes-Oxley Act of 2002 and applicable NYSE MKT listing standards. The Committee operates under a written charter adopted by the Board. Committee members are independent directors Thomas LaVoy (Chair), and Philip J. Vitale, M.D. Mr. LaVoy has been determined to be qualified as an "audit committee financial expert" as defined in Item 407 of Regulation S-K.

9

Management is responsible for the Company's internal controls and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

The Committee provides assistance to the Board in fulfilling its oversight responsibilities relating to corporate accounting and reporting practices of the Company toward assurance of the quality and integrity of its consolidated financial statements. The purpose of the Committee is to serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; oversee, review and appraise the audit activities of the Company's independent auditors and internal auditing function; and maintain complete, objective and open communication between the Board, the independent accountants, financial management, and the internal audit function. The Audit Committee met four times during the 2014 fiscal year.

The Company's independent auditor reports directly to the Committee. The Audit Committee is solely responsible to appoint or replace the Company's independent auditor, and to assure the auditor's independence and to provide oversight and supervision thereof. The Committee determines compensation of the independent auditor and has established a policy for approval of non-audit related engagements awarded to the independent auditor. Such engagements must not impair the independence of the auditor with respect to the Company, as prescribed by the Sarbanes-Oxley Act of 2002; thus payment amounts are limited and non-audit related engagements must be approved in advance by the Committee. The Committee determines the extent of funding that the Company must provide to the Committee to carry out its duties, and has determined that such amounts were sufficient in fiscal 2014.

With respect to the fiscal year ended June 30, 2014, in addition to its other work, the Committee:

•	Reviewed and discussed with management the audited consolidated financial statements of the Company as of June 30, 2014 and the year then ended;

•	Discussed with DeCoria, Maichel & Teague, P.S. the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T, with respect to its review of the findings of the independent auditor during its examination of the Company's financial statements; and

•	Received from DeCoria, Maichel & Teague, P.S. the written disclosures and the letter required by the applicable requirements of the Public Company Accounting Oversight Board regarding its communications with the Audit Committee concerning independence. In addition, discussed with the auditors the firm's independence and determined that independence had been maintained.

The Committee recommended, based on the review and discussion summarized above, that the Board include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended June 30, 2014 for filing with the SEC.

10

AUDIT COMMITTEE
Thomas LaVoy, Chair
Philip J. Vitale, M.D.

The foregoing report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent the Company specifically incorporates this report by reference therein.

Nomination Process

The Nominations and Corporate Governance Committee is the nominating committee of the Board. The Committee is governed by the Company's Articles of Incorporation and Bylaws with respect to the nominations process. The Committee is responsible for recommending nominees for nomination by the Board for election to the Board. The Committee will consider nominations from shareholders, provided that such nominations are received by the Company's Secretary in accordance with the Articles of Incorporation, the Bylaws, and the date set in the prior year's proxy statement.

The Committee will perform the following duties with respect to director nominations: (a) consider the criteria for identifying and recommending individuals who may be nominated for election to the Board; (b) provide a recommendation to the Board of the slate of nominees for election to the Board; (c) as the need arises, make recommendations to fill vacancies and actively seek individuals qualified to become Board members; and (d) consider shareholder nominations for the Board when properly submitted in accordance with the Company's Articles of Incorporation and Bylaws.

The Committee will consider candidates for the Board who are recommended by its members, other Board members, shareholders and management, as well as those identified by a third party search firm the Company may retain to assist in identifying and evaluating possible candidates. The Committee evaluates candidates recommended by shareholders in the same manner that it evaluates other candidates. The Committee's evaluations will be based upon several criteria, including the candidate's broad-based business and professional skills and experiences; commitment to representing the long-term interests of shareholders; an inquisitive and objective perspective; the willingness to take appropriate risks; leadership ability; personal and professional ethics; personal integrity and judgment; and practical wisdom and sound judgment. Candidates should have reputations, both personal and professional, consistent with the Company's image and reputation.

At a minimum, the majority of directors on the Board should be "independent," not only as that term may be legally defined, but also without the appearance of any conflict in serving as a director. In addition, directors must have time available to devote to Board activities and to enhance their knowledge of the medical isotope industry. Accordingly, the Committee seeks to attract and retain highly qualified directors who have sufficient time to attend to their substantial duties and responsibilities to the Company. The Company does not have a formal policy related to consideration of diversity in identifying director nominees.

The Committee will utilize the following process for identifying and evaluating nominees to the Board. In the case of incumbent directors whose terms of office are set to expire, the Committee will review such directors' overall service to the Company during their term, including the number of meetings attended, level of participation and quality of performance. In the case of new director candidates, the members of the Committee will be polled for suggestions as to potential candidates that may meet the criteria above, discuss candidates suggested by Company shareholders and may also engage, if the Committee deems appropriate, a professional search firm. To date, the Board and the Committee have not engaged professional search firms to identify or evaluate potential nominees but may do so in the future, if necessary. The Committee will then meet to discuss and consider these candidates' qualifications and then choose a candidate to recommend by majority vote.

11

Compensation Process

We design our named executive officer compensation programs to attract, motivate and retain the key executives who drive our success and help us maintain a strong position in our industry. We are committed to industry standards for the region in which we operate for base pay, and equity payable to our named executive officers based on our performance. In addition, we design our named executive compensation to encourage long-term commitment by our named executive officers to IsoRay.

Please read the "Executive Compensation" section of this proxy statement, beginning on page 18. That section of the proxy statement, which includes our named executive officer compensation tables and related narrative discussion, provides historical details on our compensation programs and policies for our named executive officers. The executive officers named in the summary compensation table and deemed to be a "named executive officer" are Dwight Babcock, Brien Ragle, and William Cavanagh.

The compensation paid to the Company's named executive officers is intended to align their interests with their long term interests of the Company's shareholders and is based on a pay-for-performance philosophy. It is straightforward, consisting principally of salary, which must be competitive to retain the skills and experience of excellent employees, and equity compensation to encourage long term commitment and team performance. Not all elements of our compensation package may be provided every year, depending on the performance of the Company and the executive.

Highlights of our named executive officer compensation programs and policies are as follows:

•	We generally do not enter into employment agreements with our named executive officers, which results in a lack of severance pay obligations, lack of change in control payments, and the ability of the Board and the CEO to dismiss named executive officers at will, all of which the Board believes ultimately can save the Company ongoing severance obligations and encourage performance by the named executive officers.
•	The discretionary option grants available to our CEO are linked to the success of the Company in raising capital and reducing costs.
•	The compensation of our named executive officers is not linked to the performance of the Company, except for discretionary bonuses and option grants, but is instead based on industry standards.
•	The compensation of our CFO is less than the industry norm for a CFO, as our CFO was recently promoted to this position and does not have past CFO experience.
•	We provide named executive officers with long-term incentives in the form of stock options. These equity-based awards, which generally vest over a period of three years (except for grants to our CEO which vest immediately), link compensation with the long-term price performance of our stock, and also provide a substantial retention incentive.
•	We do not provide perquisites to our named executive officers.

12

Shareholder Approval of Executive Compensation

The Company's last shareholder advisory vote to approve the compensation of its named executive officers was held at the Annual Meeting on March 5, 2014.  The Board determined in 2014 to hold subsequent advisory votes every three years, and as a result, the next shareholder advisory vote to approve the compensation of its named executive officers will be held at the Annual Meeting to occur in 2017. The next shareholder advisory vote on the frequency of future shareholder advisory votes on the compensations of the Company’s named executive officers will be held at the Annual Meeting to occur in 2020.

Director Compensation

During fiscal year 2014, each non-employee director received cash compensation of $2,000 per month. In addition, each non-employee director received $1,000 per Board meeting attended in person or $500 per Board meeting attended via phone and $500 per committee meeting held.

FY 2014 Director Compensation

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Robert Kauffman (1)	47,000	-	-	-	-	-	47,000
Thomas LaVoy (2)	50,500	-	-	-	-	-	50,500
Albert Smith (3)	15,500	-	-	-	-	-	15,500
Philip Vitale M.D. (4)	12,500	-	-	-	-	-	12,500

(1)	Mr. Kauffman received an additional $3,000 per month for serving as Vice-Chairman through the month of March 2014 when Mr. Kauffman passed away.
(2)	Mr. LaVoy received an additional $2,000 per month for serving as Audit Committee Chairman.
(3)	Mr. Smith received payment for his service as a non-employee director through his resignation from Board service and all committees of the Board on January 15, 2014.
(4)	Dr. Vitale received payment for his service as a non-employee director beginning in the month that his Board service and service on committees of the Board commenced on January 15, 2014.

Each non-employee director had stock options to purchase shares of the Company’s common stock outstanding as of June 30, 2014 as follows – Mr. LaVoy had stock options to purchase 150,000 shares of common stock and Dr. Vitale had stock options to purchase 25,000 shares of common stock.

Code of Ethics

We have adopted a Code of Conduct and Ethics that applies to all of our officers, directors and employees and a separate Code of Ethics for Chief Executive Officer and Senior Financial Officers that supplements our Code of Conduct and Ethics. The Code of Conduct and Ethics was previously filed as Exhibit 14.1 to our Form 10-KSB for the period ended June 30, 2005, and the Code of Ethics for Chief Executive Officer and Senior Financial Officers was previously filed as Exhibit 14.2 to this same report. The Code of Ethics for Chief Executive Officer and Senior Financial Officers is also available to the public on our website at http://www.isoray.com/about. Each of these policies comprises written standards that are reasonably designed to deter wrongdoing and to promote the behavior described in Item 406 of Regulation S-K promulgated by the Securities and Exchange Commission.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company's common stock and voting preferred stock as of December 29, 2014 for (a) each person known by the Company to be a beneficial owner of five percent or more of the outstanding common or Series B preferred stock of the Company, (b) each executive officer, director and nominee for director of the Company, and (c) directors and executive officers of the Company as a group. As of December 29, 2014, the Company had 54,883,445 shares of common stock and 59,065 shares of Series B preferred stock outstanding. Except as otherwise indicated below, the address for each listed beneficial owner is c/o IsoRay, Inc., 350 Hills Street, Suite 106, Richland, Washington 99354.

Common Stock Share Ownership

Name of Beneficial Owner	Common Shares Owned	Common Stock Options(1)	Percent of Class (2)
Dwight Babcock(3)	284,068	800,000	1.98%
Brien Ragle	-	48,666	0.09%
Thomas LaVoy	83,523	150,000	0.43%
Philip J. Vitale, M.D.	-	25,000	0.05%
Fredric Swindler	-	75,000	0.14%
William Cavanagh III	-	13,333	0.02%
Directors and Executive Officers as a group	367,591	1,111,999	2.70%

1)	Only includes those common stock options that could be exercised for common stock within 60 days after December 29, 2014.
2)	Percentage ownership is based on 54,883,445 shares of Common Stock outstanding on December 29, 2014. Shares of Common Stock subject to stock options which are currently exercisable or will become exercisable within 60 days after December 29, 2014 are deemed outstanding for computing the percentage ownership of the person or group holding such options, but are not deemed outstanding for computing the percentage ownership of any other person or group.
3)	Mr. Babcock's common shares owned include 2,695 shares owned by his spouse.

Series B Preferred Stock Share Ownership

	Series B
	Preferred
	Shares	Percent of
Name of Beneficial Owner	Owned	Class (1)
Aissata Sidibe (2)	20,000	33.86%
William and Karen Thompson Trust (3)	14,218	24.07%
Jamie Granger (4)	10,529	17.83%
Hostetler Living Trust (5)	9,479	16.05%
Leslie Fernandez (6)	3,688	6.24%

1)	Percentage ownership is based on 59,065 shares of Series B Preferred Stock outstanding on December 29, 2014.
2)	The address of Ms. Sidibe is 229 Lasiandra Ct, Richland, WA 99352.
3)	The address of the William and Karen Thompson Trust is 285 Dondero Way, San Jose, CA 95119.
4)	The address of Jamie Granger is 53709 South Nine Canyon Road, Kennewick, WA 99337.
5)	The address of the Hostetler Living Trust is 9257 NE 175th Street, Bothell, WA 98011.
6)	The address of Leslie Fernandez is 2615 Scottsdale Place, Richland, WA 99352.

14

No officers or directors beneficially own shares of any class of Preferred Stock.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers, and persons who beneficially own more than ten percent of a registered class of our equity securities, to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of our Common Stock. The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish us with copies of all reports filed with the Commission pursuant to Section 16(a). The information in this section is based solely upon a review of Forms 3, Forms 4, and Forms 5 received by us.

We believe that IsoRay’s executive officers, directors, and 10% shareholders timely complied with their filing requirements during the year ended June 30, 2014, except as follows – Dwight Babcock (three Form 4s); William Cavanagh (one Form 4); Brien Ragle (one Form 4) and Philip J. Vitale (one Form 4). Each of these Form 4s was filed late.

Executive Officers

Set forth below is certain information as of January 12, 2015 regarding our current executive officers, including biographical information.

Mr. Babcock took office on February 26, 2008, Mr. Ragle became our principal accounting officer and principal financial officer on October 2, 2009 and was promoted to chief financial officer on October 1, 2013, and Mr. Swindler and Mr. Cavanagh were deemed to be executive officers by the Board effective October 12, 2010. Our Board appoints our officers, and their terms of office are at the discretion of the Board. None of our officers have employment contracts, except for Mr. Swindler.

On September 6, 2013, the Company and its wholly-owned subsidiary IsoRay Medical, Inc. ("Medical") entered into an Employment Agreement (the "Employment Agreement") with Fredric Swindler, Medical's existing Vice President, Regulatory Affairs and Quality Assurance. Pursuant to the Employment Agreement, Mr. Swindler continues to be employed by Medical as a Vice President, but on a part-time basis of up to 20 hours per month, as part of the transition process for Mr. Swindler's planned future retirement. The Employment Agreement provides for (i) a monthly retainer of $2,000, and (ii) other customary provisions contained in similarly situated employment agreements. The Employment Agreement does not provide for any severance payments. As amended in September 2014, the Employment Agreement provides for a term through September 9, 2015.

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Name	Age	Position Held

Dwight Babcock	67	CEO
Brien Ragle	45	CFO
Fredric Swindler#	67	Vice-President
William Cavanagh	49	Vice President, Research and Development

# Mr. Swindler transitioned to part-time employment in September 2013, as part of retirement planning.

Dwight Babcock – Mr. Babcock was appointed CEO of the Company on February 18, 2009. He was previously appointed Chairman and Interim CEO of the Company on February 26, 2008 and has served as a Director of the Company since 2006. Mr. Babcock has served as Chairman and Chief Executive Officer of Apex Data Systems, Inc., an information technology company, since 1975. Apex Data Systems automates the administration and claims adjudication needs of insurance companies both nationally and internationally. Mr. Babcock was formerly President and CEO of Babcock Insurance Corporation (BIC) from 1974 until 1985. BIC was a nationally recognized third party administrator operating within 35 states. Mr. Babcock has knowledge and experience in the equity arena and has participated in various activities within the venture capital, private and institutional capital markets. Mr. Babcock studied marketing and economics at the University of Arizona where he currently serves on the University of Arizona Astronomy Board. Mr. Babcock brings over 35 years of CEO-level experience to his service on the Company's Board.

Brien Ragle – Mr. Ragle has over 15 years of finance and accounting experience, including SEC reporting, financial reporting, cost, project, and management accounting in addition to performing operational analysis. Mr. Ragle became IsoRay's Chief Financial Officer on October 1, 2013. Mr. Ragle was IsoRay's Controller – Principal Financial and Accounting Officer from October 2009 to September 2013. Mr. Ragle was IsoRay’s Cost Accounting Manager from January 2007 until October 2009. Before joining IsoRay in January 2007 as Cost Accounting Manager, Mr. Ragle was employed by BNG America, LLC, a wholly-owned subsidiary of Energy Solutions, LLC (ES), from 2005 to 2006 as Project Accounting Manager for all projects located in the Western United States and from 2000 to 2004 as a Business Unit Controller by SCM Consultants, Inc, a wholly-owned subsidiary of Tetra Tech, Inc (TTEK). Mr. Ragle holds Bachelor of Arts degrees in Business Administration, with an emphasis in accounting, and in Hospitality Management from Washington State University. Mr. Ragle is a Certified Public Accountant in the State of Washington and designated as a Chartered Global Management Accountant by the American Institute of Certified Public Accountants. Mr. Ragle filed for personal bankruptcy under Chapter 13 of the U.S. Bankruptcy Code on January 26, 2011.

Fredric Swindler – Mr. Swindler joined IsoRay Medical in October 2006, serving as Vice President, Regulatory and Quality Affairs until September 6, 2013, when he began serving as Vice President on a part-time basis as part of his transition to retirement. Mr. Swindler has over 40 years experience in manufacturing and regulatory compliance. Mr. Swindler also served as Secretary for IsoRay, Inc. from June 11, 2008 through September 6, 2013. Mr. Swindler served as VP, Quality Assurance and Regulatory Affairs for Medisystems Corporation, a manufacturer and distributor of medical devices, from 1994 until joining the Company. During his tenure at Medisystems Corporation, Mr. Swindler developed a quality system to accommodate vertically integrated manufacturing, developed regulatory strategies, policies and procedures, and submitted nine pre-market notifications (510(k)) to the FDA. Prior to this, Mr. Swindler held various positions with Marquest Medical Products from 1989 to 1994, Sherwood Medical Products from 1978 to 1989, Oak Park Pharmaceuticals in 1978, and Mead Johnson & Company from 1969 to 1978. Mr. Swindler holds a Bachelor of Science degree in Biomedical Engineering from Rose-Hulman Institute of Technology and a Masters of Business Administration from the University of Evansville.

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William Cavanagh III – Mr. Cavanagh joined IsoRay Medical in January 2010 and serves as Vice President, Research and Development. Immediately prior to joining IsoRay Medical, Mr. Cavanagh was engaged in the research and development of dendritic cell therapies for cancer and infectious diseases.  He served as Chief Scientific Officer for Sangretech Biomedical, LLC for the six years prior to joining IsoRay Medical. At Sangretech, he oversaw the design and implementation of a novel cancer therapy.  Mr. Cavanagh began his extensive career in cancer treatment technologies in the early 1990s, when he helped lead research and development of a therapy involving the insertion of radioactive sources directly into the prostate for the treatment of prostate cancer (prostate brachytherapy).  He has designed several cancer treatment-related studies, is listed as an author on 34 peer-reviewed publications, and is the listed inventor on a U.S. patent application detailing a novel treatment for cancer.   Mr. Cavanagh has also served as Director of the Haakon Ragde Foundation for Advanced Cancer Studies in Seattle, Washington, where he led the research foundation in the selection of viable research projects directed at treating advanced cancers. Mr. Cavanagh holds a B.S. in Biology from the University of Portland (Oregon) and completed two years of medical school before beginning his career in research management.

Significant Employees

A significant employee of our subsidiary, IsoRay Medical, Inc., and his age as of January 12, 2015 are set forth in the table below. Also provided is a brief description of the experience of our significant employee during the past five years.

Name	Age	Position Held & Tenure
Lane Bray	86	Chief Chemist

Lane Bray – Mr. Bray is known nationally and internationally as a technical expert in separations, recovery, and purification of isotopes and is a noted authority in the use of cesium and strontium ion exchange for Department of Energy's West Valley and Hanford nuclear waste cleanup efforts. In 2013, Mr. Bray received the Glenn T Seaborg Award for Actinide Separations Chemistry. In 2000, Mr. Bray received the “Radiation Science and Technology” award from the American Nuclear Society. Mr. Bray has authored or co-authored over 110 research publications, 12 articles for nine technical books, and holds 28 U.S. and foreign patents. Mr. Bray patented the USDOE/PNNL process for purifying medical grade Yttrium-90 that was successfully commercialized in 1999. Mr. Bray also invented and patented the proprietary isotope separation and purification process that is assigned to IsoRay. Mr. Bray was elected “Tri-Citian of the Year” in 1988, nominated for “Engineer of the Year” by the American Nuclear Society in 1995, and was elected “Chemist of the Year for 1997” by the American Chemical Society, Eastern Washington Section. Mr. Bray retired from the Pacific Northwest National Laboratory in 1998. Since retiring in 1998, Mr. Bray worked part time for PNNL on special projects until devoting all of his efforts to IsoRay in 2004. Mr. Bray has been a Washington State Legislator, a Richland City Councilman, and a Mayor of Richland. Mr. Bray has a B.A. in Chemistry from Lake Forest College.

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EXECUTIVE COMPENSATION

The following summary compensation table sets forth information concerning compensation for services rendered in all capacities during our past two fiscal years awarded to, earned by or paid to each of the following individuals. Salary and other compensation for these officers are set or recommended to the Board by the Compensation Committee. No other executive officer received total compensation of over $100,000 during fiscal year 2014.

Summary Compensation Table

Name and principal position	Year	Salary ($)	Bonus ($)	Stock awards ($)	Option awards ($)(l)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
Dwight Babcock	2014	284,712	50,000	-	116,095	-	-	-	450,807
Chairman and CEO	2013	284,394	-	-	-	-	-	-	284,394
Brien Ragle	2014	117,834	-	-	39,401	-	-	-	157,235
CFO	2013	99,215	-	-	-	-	-	-	99,215
William Cavanagh	2014	154,500	-	-	37,099	-	-	-	191,599
VP – R&D	2013	154,327	-	-	-	-	-	-	154,327

(1)	Amounts represent the ASC 718, Compensation – Stock Compensation valuation for the fiscal years ended June 30, 2014 and 2013, respectively. All such options were awarded under one of the Company's four stock option plans. All options awarded (with the exception of Mr. Babcock's stock option grants that were immediately vested on the grant date) vest in three equal annual installments beginning with the first anniversary from the date of grant and expire ten years after the date of grant. All options were granted at the fair market value of the Company's stock on the date of grant and the Company used a Black-Scholes methodology as discussed in the footnotes to the financial statements to value the options.

Outstanding Equity Awards at Fiscal Year-End 2014

Option awards

				Equity
				Incentive
				plan
				awards:
	Number of		Number of	Number of
	securities		securities	securities
	underlying		underlying	underlying
	unexercised		unexercised	unexercised	Option
	options		options	unearned	exercise	Option
	(#)		(#)	options	price	expiration
Name	exercisable		unexercisable	(#)	($)	date

Dwight Babcock,	50,000	(1)	-	-	6.30	03/31/2016
Chairman and CEO	50,000	(1)	-	-	3.80	06/23/2016
	50,000	(1)	-	-	3.11	08/15/2016
	100,000	(1)	-	-	0.75	05/13/2018
	200,000	(1)	-	-	0.26	06/01/2019
	100,000	(1)	-	-	1.43	06/30/2020
	100,000	(1)	-	-	0.99	06/07/2021
	50,000	(1)	-	-	0.98	06/27/2022
	50,000	(1)	-	-	0.58	09/05/2023
	50,000	(1)	-	-	2.17	05/20/2024
					4.40
Brien Ragle	5,000	(2)	-	-	4.40	03/02/2017
CFO	2,000	(3)	-	-	4.14	06/01/2017
	20,000	(4)	-	-	1.43	06/30/2020
	20,000	(5)	-	-	0.99	06/07/2021
	1,666	(7)		3,334	0.59	09/06/2023
	-	(8)		20,000	2.46	06/17/2024

William Cavanagh	11,690	(4)	-	-	1.43	06/30/2020
Vice-President, Research	7,774	(5)	-	-	0.99	06/07/2021
and Development	13,332	(6)		6,668	0.98	06/27/2022
	-	(8)		20,000	2.46	06/17/2024

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1)	Represents options issued to Mr. Babcock which were all immediately vested and exercisable. The grant dates are 10 years prior to the expiration date in the table above.
2)	Represents a March 2, 2007 grant, all of which were exercisable as of March 2, 2010.
3)	Represents a June 1, 2007 grant, all of which were exercisable as of June 1, 2010.
4)	Represents a June 30, 2010 grant, all of which were exercisable as of June 30, 2013.
5)	Represents a June 7, 2011 grant, all of which were exercisable as of June 30, 2014.
6)	Represents a June 27, 2012 grant, one-third of which became exercisable on June 27, 2013, one-third of which became exercisable on June 27, 2014, and the final third will become exercisable on June 27, 2015.
7)	Represents a September 6, 2013 grant, one-third of which became exercisable on September 6, 2014, one-third of which will become exercisable on September 6, 2015, and the final third will become exercisable on September 6, 2016.
8)	Represents a June 17, 2014 grant, one-third of which will become exercisable on June 17, 2015, one-third of which will become exercisable on June 17, 2016, and the final third will become exercisable on June 17, 2017.

The Company has a 401(k) plan that covers all eligible full-time employees of the Company. Contributions to the 401(k) plan are made by participants to their individual accounts through payroll withholding. Additionally, the 401(k) plan provides for the Company to make contributions to the 401(k) plan in amounts at the discretion of management. The Company has not made any contributions to the 401(k) plan and does not maintain any other retirement plans for its executives or employees.

TRANSACTIONS WITH MANAGEMENT AND OTHERS

Patent and Know-How Royalty License Agreement

Effective August 1, 1998, Pacific Management Associates Corporation (PMAC) transferred its entire right, title and interest in an exclusive license agreement with Donald Lawrence to IsoRay, LLC (a predecessor company) in exchange for a membership interest. The terms of the license agreement require the payment of a royalty based on the Net Factory Sales Price, as defined in the agreement, of licensed product sales. Because the licensor's patent application was ultimately abandoned, only a 1% "know-how" royalty based on Net Factory Sales Price, as defined, remains applicable. To date, management believes that there have been no product sales incorporating the "know-how" and that therefore no royalty is due pursuant to the terms of the agreement. Management believes that ultimately no royalties should be paid under this agreement as there is no intent to use this "know-how" in the future.

19

The licensor of the Lawrence "know-how" has disputed management's contention that it is not using this "know-how". On September 25, 2007 and again on October 31, 2007, the Company participated in nonbinding mediation regarding this matter; however, no settlement was reached with the Lawrence Family Trust. After additional settlement discussions which ended in April 2008, the parties still failed to reach a settlement. The parties may demand binding arbitration at any time.

Director Independence

Using the standards of the NYSE MKT, the Company's Board has determined that Mr. LaVoy and Dr. Vitale each qualify under such standards as an independent director. Mr. LaVoy and Dr. Vitale each meet the NYSE MKT listing standards for independence both as a director and as a member of both the Audit Committee and the Compensation Committee. No other directors are independent under these standards. The Company did not consider any relationship or transaction between itself and these independent directors not already disclosed in this report in making this determination.

Review and Approval of Related Party Transactions

The Board reviews all transactions between the Company and any of its officers and directors. The Company's Code of Ethics emphasizes the importance of avoiding situations or transactions in which personal interests may interfere with the best interests of the Company or its shareholders. In addition, the Company's general corporate governance practice includes Board-level discussion and assessment of procedures for discussing and assessing relationships, including business, financial, familial and nonprofit, among the Company and its officers and directors, to the extent that they may arise. The Board and either the Audit Committee or the Nominations and Corporate Governance Committee review any transaction with an officer or director to determine, on a case-by-case basis, whether a conflict of interest exists. The Board ensures that all directors voting on such a matter have no interest in the matter and discusses the transaction with counsel as the Board deems necessary. The Board will generally delegate the task of discussing, reviewing and approving transactions between the Company and any related persons to either the Audit Committee or the Nominations and Corporate Governance Committee.

Since the beginning of fiscal year 2014, we did not enter into any transactions with related persons that were subject to our related transaction policy and required to be disclosed under Item 404(a) of Regulation S-K.

Director and Officer Indemnification

Our Articles of Incorporation provide to directors and officers indemnification to the full extent provided by law, and provide that, to the extent permitted by Minnesota law, a director will not be personally liable for monetary damages to us or our shareholders for breach of his or her fiduciary duty as a director, except for liability for certain actions that may not be limited under Minnesota law. In addition, the Company has entered into indemnification agreements with each of its directors and executive officers, pursuant to which the Company has agreed to indemnify such individuals for any claims made against such individuals based on any act, omission or breach of duty committed while acting as director or officer, except under certain circumstances such as cases involving dishonesty or improper personal benefit. The Company also maintains an insurance policy under which its directors and officers are insured against certain liabilities which might arise out of their relationship with the Company as directors and officers.

Vote Required for Election

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The three persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

PROPOSAL 2 – RATIFICATION OF RE-APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has re-appointed the firm of DeCoria, Maichel & Teague, P.S. to serve as our independent registered public accounting firm for the fiscal year ending June 30, 2015, and has directed that such re-appointment be submitted to our shareholders for ratification at the Annual Meeting. Our organizational documents do not require that our shareholders ratify the selection of our independent registered public accounting firm. If our shareholders do not ratify the selection, the Audit Committee will reconsider whether to retain DeCoria, Maichel & Teague, P.S., but still may retain it nonetheless. Even if the selection is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that such a change would be in our best interests.

A representative of DeCoria, Maichel & Teague, P.S. is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so. The representative also is expected to be available to respond to appropriate questions from shareholders.

Audit and Non-Audit Fees

	Year ended	Year ended
	June 30,	June 30,
	2014	2013

1. Audit fees	$63,471	$60,372
2. Audit-related fees	-	2,733
3. Tax fees	9,000	8,250
4. All other fees	-	3,750

Totals	$72,471	$75,105

Audit fees include fees for the audit of our annual financial statements, reviews of our quarterly financial statements, and related consents for documents filed with the SEC. Audit-related fees include cost of attendance at the annual shareholder meeting. Tax fees include fees for the preparation of our federal and state income tax returns. All other fees are related to consulting costs related to the review of documents related to equity offerings that occurred in the years ended June 30, 2014 and 2013, respectively.

As part of its responsibility for oversight of the independent registered public accountants, the Audit Committee has established a pre-approval policy for engaging audit and permitted non-audit services provided by our independent registered public accountants, DeCoria, Maichel & Teague, P.S. In accordance with this policy, each type of audit, audit-related, tax and other permitted service to be provided by the independent auditors is specifically described and each such service, together with a fee level or budgeted amount for such service, is pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chairman to pre-approve additional non-audit services (provided such services are not prohibited by applicable law) up to a pre-established aggregate dollar limit. All services pre-approved by the Chairman of the Audit Committee must be presented at the next Audit Committee meeting for review and ratification. All of the services provided by DeCoria, Maichel & Teague, P.S. described above were approved by our Audit Committee.

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The Company's principal accountant, DeCoria, Maichel & Teague P.S., did not engage any other persons or firms other than the principal accountant's full-time, permanent employees.

Vote Required

The affirmative vote of a majority of shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this Proposal 2 is required to approve Proposal 2.

Any abstentions with respect to this Proposal 2 will count as votes AGAINST this Proposal 2. Any broker non-votes with respect to this Proposal 2 will not count as shares entitled to vote on this proposal and therefore will be disregarded for purposes of determining the outcome of the vote on this Proposal 2.

The Board unanimously recommends that the shareholders vote "FOR" Proposal 2 to ratify the re-appointment of DeCoria, Maichel & Teague, P.S. as the independent registered public accounting firm of the Company.

OTHER INFORMATION

Other Business

It is not anticipated that there will be any business presented at the Annual Meeting other than the matters set forth in the Notice of Annual Meeting attached hereto. As of the date of this proxy statement, we were not aware of any other matters to be acted on at the Annual Meeting. If any other business should properly come before the Annual Meeting or any adjournment thereof, the persons named on the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment.

Shareholder Communications with the Board

To contact members of the Board, individually or collectively, on any subject, please address that communication to:

Krista Cline, Corporate Secretary

IsoRay, Inc.

350 Hills St., Suite 106

Richland, WA 99354

The mailing envelope for your communication should contain a clear notation that the enclosed letter is a "shareholder-board communication" or "shareholder-director communication." You must include your name and address in the written communication and indicate whether you are a shareholder of the Company. We screen mail addressed to the Board, its Committees or any specified individual director for security purposes and to ensure that the mail relates to discrete business matters that are relevant to our Company. Mail that satisfies these screening criteria is required to be forwarded to the appropriate director or directors. The Corporate Secretary will acknowledge the receipt of the communication; inform the shareholder concerning the distribution of that communication; and when any action (if requested) would be reviewed by the Board and/or the relevant functional committee. The Corporate Secretary will notify the shareholder of any action taken by the Board in reference to the shareholder's request.

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Board Attendance at Annual Meeting

While the Company does not have a formal policy regarding attendance by members of the Board at the Company's annual meetings of shareholders, it has encouraged its directors to attend this Annual Meeting and expects to continue this informal policy. Shareholders are encouraged to interact with the directors at that time. Mr. Babcock and Dr. Vitale attended the last annual meeting of the Company's shareholders.

Expenses of Solicitation

The Company will bear the entire cost of this solicitation of proxies, including the preparation, assembly, printing and mailing of the Notice Regarding the Availability of Proxy Materials, this Proxy Statement, the proxy and any additional solicitation material that the Company may provide to shareholders. Proxies will be solicited by mail and may also be solicited by directors, officers and other employees of the Company, without additional remuneration, in person or by telephone or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians and fiduciaries to forward solicitation materials to the beneficial owners of shares of common and Series B preferred stock as of the Record Date and will reimburse such persons for the cost of forwarding the solicitation materials in accordance with customary practice. Your cooperation in promptly voting your shares and submitting your proxy by telephone, the Internet or by completing and returning the proxy card if you receive one by mail will help to avoid additional expense. Proxies and ballots will be received and tabulated by Broadridge and the Company's Corporate Secretary, Krista Cline, will serve as the inspector of elections for the Annual Meeting.

Adjournment of the Annual Meeting

In the event there are an insufficient number of shares of our common and Series B preferred stock present in person or by proxy at the Annual Meeting to constitute a quorum, the Board will request approval to adjourn the Annual Meeting to a later date. The place and date to which the Annual Meeting would be adjourned would be announced at the Annual Meeting.

Shareholder Proposals and Director Nominations

In order to be eligible for inclusion in the Company's proxy materials for the Fiscal 2016 Annual Meeting of Shareholders, any shareholder proposal to take action at such annual meeting must generally be received at the Company's executive offices at 350 Hills St., Suite 106, Richland, Washington 99354 no later than September 18, 2015 in order to be considered timely under SEC rules and the advance notice provisions of the Company's Bylaws. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

The notice with respect to business proposals to be brought before the annual meeting must state the shareholder's name, address and the number of shares of common stock held, and briefly discuss the business to be brought before the annual meeting, the reasons for conducting such business at the annual meeting and any interest of the shareholder in the proposal.

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Shareholders wishing to submit recommendations for director candidates must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:

•	The name, address, and biography of the candidate, including such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and certain information regarding the shareholder giving such notice;

•	The name, address, and phone number of the shareholder or group of shareholders making the recommendation; and

•	With respect to common stock beneficially owned by the shareholder or group of shareholders making the recommendation, and to the extent any shareholder is not a registered holder, proof of the number of shares held.

To be considered by the Board for the Fiscal 2016 Annual Meeting of Shareholders and to be eligible for inclusion in the Company's proxy materials for that meeting, a director candidate nomination must be received by the Secretary by September 18, 2015 in order to be considered timely under SEC rules and the advance notice provisions of the Company's Bylaws.

However, if the date of the Fiscal 2016 Annual Meeting is a date that is not within 30 days before or after the anniversary date of the Fiscal 2015 Annual Meeting, notice by the shareholder of a proposal must be received no later than ninety days before the date of the Fiscal 2016 Annual Meeting, or, if later, by the close of business on the 10th calendar day after the first public announcement of the date of such annual meeting. A public announcement includes disclosure in (1) a document filed by the Company with the SEC, (2) a mailed notice of the Fiscal 2016 Annual Meeting, and (3) a press release reported by a national news service. Unless otherwise provided in the Company's bylaws, a shareholder who wishes to put forth a proposal at the Fiscal 2016 Annual Meeting of Shareholders without including the proposal in the Company's proxy statement must notify the Company of such proposal by November 30, 2015. If a shareholder fails to give notice by this date, the proxy solicited by the Company for use in connection with the Fiscal 2016 Annual Meeting will confer discretionary authority on the persons named as proxies to vote in their discretion on such proposal without any discussion in the proxy statement of either the proposal or how the proxies intend to exercise their voting discretion.

HOUSEHOLDING

Unless contrary instructions are received, we may send a single copy of the Annual Report, Proxy Statement and Notice of Annual Meeting to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. Each shareholder in the household will continue to receive a separate proxy card. This process is known as "householding" and helps reduce the volume of duplicate information received at a single household, which reduces costs and expenses borne by us.

If you would like to receive a separate set of our annual disclosure documents this year or in future years, follow the instructions described below and we will deliver promptly a separate set. Similarly, if you share an address with another shareholder and the two of you would like to receive only a single set of our annual disclosure documents, follow the instructions below:

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1. If your shares are registered in your own name, please contact our transfer agent by writing to them at Computershare Trust Company, 350 Indiana Street, Golden, Colorado 80401 (Attn: IsoRay, Inc. Representative) or calling (303) 262-0600.

2. If a bank, broker or other nominee holds your shares, please contact your bank, broker or other nominee directly.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

The Company has elected to incorporate by reference certain information into this Proxy Statement. By incorporating by reference, the Company can disclose important information to you by referring you to another document it has filed separately with the SEC and delivered to you with this Proxy Statement. The information incorporated by reference is deemed to be a part of this Proxy Statement. However, any statement contained in a document incorporated by reference into this Proxy Statement will be deemed to be modified or superseded for purposes of this Proxy Statement to the extent a statement contained in this Proxy Statement modifies or supersedes the statement. Any statement so modified or superseded will not be deemed, except as so modified or superseded, to constitute a part of this Proxy Statement.

This Proxy Statement incorporates by reference the information set forth under the following captions in the Company's annual report on Form 10-K for the fiscal year ended June 30, 2014 – (i) Item 6 – Selected Financial Data, (ii) Item 7 – Management's Discussion and Analysis of Financial Condition and Results of Operations, (iii) Item 7A – Quantitative and Qualitative Disclosures About Market Risk, (iv) Item 8 – Financial Statements and Supplementary Data, and (v) Item 9 – Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

The Company's June 30, 2014 Annual Report on Form 10-K is enclosed with this Proxy Statement, and is also available over the Internet or by written request as described below.

The Company will furnish to shareholders without charge a copy of its Form 10-K for the fiscal year ended June 30, 2014, as filed with the Securities and Exchange Commission, upon receipt of a written request addressed to IsoRay, Inc., 350 Hills St., Suite 106, Richland, WA 99354, Attn: Corporate Secretary. Reports, proxy statements and other information filed by the Company are also available on the internet at the SEC's World Wide Web site at http://www.sec.gov.

MISCELLANEOUS

The Board knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

By Order of the Board of Directors,

/s/ Krista Cline
Krista Cline
Secretary

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APPENDIX A

Audit Committee Charter

Purpose

The purpose of the Audit Committee (the “Committee”) shall be as follows:

1.	To oversee the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

2.	To provide assistance to the Board of Directors with respect to its oversight of the following:

►	The integrity of the Company’s financial statements.
►	The Company’s compliance with legal and regulatory requirements.
►	The independent auditor’s qualifications and independence.
►	The performance of the Company’s internal audit function, if any, and independent auditor.

3.	To prepare the report that SEC rules require be included in the Company’s annual proxy statement.

Composition

The Committee shall consist of two members of the Board of Directors, at least one of whom is determined by the Board of Directors to be “independent” pursuant to Rule 10A-3(b)(1) under the Securities Exchange Act of 1934 adopted pursuant to the Sarbanes-Oxley Act and shall satisfy any other regulatory requirements.

No independent member of the Committee shall receive directly or indirectly any consulting, advisory, or other compensatory fees from the Company other than (1) director’s fees for service as a director of the Company, including reasonable compensation for serving on Board committees and regular benefits that other directors receive; and (2) a pension or similar compensation for past performance, provided that such compensation is not conditioned on continued or future service to the Company. In addition, no member of the Committee may be an affiliate of the Company or any subsidiary of the Company whether by being an officer or owning more than 10 percent of the Company’s voting securities.

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Qualifications

All members of the Committee shall be able to read and understand fundamental financial statements (including a company’s balance sheet, income statement, and cash flow statement) and at least one member must either have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background, which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities or be an “audit committee financial expert” as defined by the SEC. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Company or by an outside organization.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. A member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by the majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate any or all of its responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate, but at least on a quarterly basis. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

As part of its goal to foster open communication, the Committee shall periodically meet separately with each of management, the director of the internal auditing department, if any, and the independent auditor to discuss any matters that the Committee or any of these groups believe would be appropriate to discuss privately. In addition, the Committee should meet with the independent auditor and management periodically to review the Company’s financial statements in a manner consistent with that outlined in this Charter.

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Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other duties and responsibilities delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter. The Committee may perform any functions it deems appropriate under applicable law, rules, or regulations, the Company’s by-laws, and the resolutions or other directives of the Board, including review of any certification required to be reviewed in accordance with applicable law or regulations of the SEC.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate. In this regard and as it otherwise deems appropriate, the Committee shall have the authority, without seeking Board approval, to engage and obtain advice and assistance from outside legal and other advisors as it deems necessary to carry out its duties. The Committee also shall have the authority to receive appropriate funding, as determined by the Committee, in its capacity as a committee of the Board of Directors, from the Company for the payment of compensation to any accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company; to compensate any outside legal or other advisors engaged by the Committee; and to pay the ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

The Committee shall be given full access to the Company’s internal audit group, if any, Board of Directors, corporate executives, and independent auditor as necessary to carry out these responsibilities. While acting within the scope of its stated purpose, the Committee shall have all the authority of the Board of Directors, except as otherwise limited by applicable law.

Notwithstanding the foregoing, the Committee is not responsible for certifying the Company's financial statements or guaranteeing the independent auditor’s report. The fundamental responsibility for the Company's financial statements and disclosures rests with management and the independent auditor. It also is the job of the Chief Executive Officer and senior management, rather than that of the Committee, to assess and manage the Company's exposure to risk.

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Documents/Reports Review

1. Discuss with management and the independent auditor, prior to public dissemination, the Company's annual audited financial statements and quarterly financial statements, including the Company's disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61.

2. Discuss with management and the independent auditor, prior to the Company's filing of any quarterly or annual report, (a) whether any significant deficiencies in the design or operation of internal control over financial reporting exist that could adversely affect the Company's ability to record, process, summarize, and report financial data; (b) the existence of any material weaknesses in the Company's internal control over financial reporting; and (c) the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting.

3. Discuss with management and the independent auditor the Company's earnings press releases (paying particular attention to the use of any “pro forma” or “adjusted” non-GAAP information), as well as financial information and earnings guidance provided to analysts and rating agencies.

4. Discuss with management and the independent auditor the Company's major financial risk exposures, the guidelines and policies by which risk assessment and management is undertaken, and the steps management has taken to monitor and control risk exposure.

Independent Auditors

5. Appoint, retain, compensate, evaluate, and terminate any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company and, in its sole authority, approve all audit engagement fees and terms as well as all non-audit engagements with the accounting firm.

6. Oversee the work of any accounting firm engaged by the Company for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Company, including the resolution of any disagreements between management and the independent auditor regarding financial reporting.

7. Pre-approve, or adopt procedures to pre-approve, all audit, audit related, tax, and other services permitted by law or applicable SEC regulations (including fee and cost ranges) to be performed by the independent auditor. Any pre-approved services that will involve fees or costs exceeding pre-approved levels will also require specific pre-approval by the Committee. Unless otherwise specified by the Committee in pre-approving a service, the pre-approval will be effective for the 12-month period following pre-approval. The Committee will not approve any non-audit services prohibited by applicable SEC regulations or any services in connection with a transaction initially recommended by the independent auditor, the purpose of which may be tax avoidance and the tax treatment of which may not be supported by the Internal Revenue Code and related regulations.

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8. To the extent it deems it appropriate, delegate pre-approval authority to the Chairman of the Committee or any one or more other members of the Committee provided that any member of the Committee who has exercised such delegation must report any such pre-approval decisions to the Committee at its next scheduled meeting. The Committee will not delegate the pre-approval of services to be performed by the independent auditor to management.

9. Require that the independent auditor, in conjunction with the Chief Financial Officer, be responsible for seeking pre-approval for providing services to the Company and that any request for pre-approval must inform the Committee about each service to be provided and must provide detail as to the particular service to be provided.

10. Inform each accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review, or attest services for the Company that such firm shall report directly to the Committee.

11. Review, at least annually, the qualifications, performance, and independence of the independent auditor. In conducting its review and evaluation, the Committee should do the following:

►	At least annually obtain and review a report by the Company's independent auditor describing (i) the auditing firm’s internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the auditing firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditing firm, and any steps taken to deal with any such issues; and (iii) all relationships between the independent auditor and the Company.
►	Ensure the receipt from the independent auditor of a formal written statement delineating all relationships between the auditor and the Company, consistent with Independence Standards Board Standard No. 1.
►	Actively engage in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor.
►	Take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor.
►	Ensure the rotation of the lead audit (or coordinating) partner at least every five years, and consider whether there should be regular rotation of the audit firm itself.
►	Confirm with the independent auditor that the lead (or coordinating) audit partner, the concurring (or reviewing) partner, and each other active audit engagement team partner satisfies the rotation requirements of Rule 2-01(c)(6) of Regulation S-X.
►	Take into account the opinions of management and the Company’s internal auditor (or other personnel responsible for the internal audit function), if any.

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Financial Reporting Process

12. In consultation with the independent auditor, management, and the internal auditor, if any, review the integrity of the Company's financial reporting processes, both internal and external. In that connection, the Committee should obtain and discuss with management and the independent auditor reports from management and the independent auditor regarding (a) all critical accounting policies and practices to be used by the Company and the related disclosure of those critical accounting policies under “Management's Discussion and Analysis of Financial Condition and Results of Operations”; (b) analyses prepared by management and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company’s management, the ramifications of the use of the alternative disclosures and treatments, and the treatment preferred by the independent auditor; (c) all alternative treatments of financial statements within generally accepted accounting principals that have been discussed with the Company’s management, the ramifications of the use of alternative disclosures and treatments, and the treatment preferred by the independent auditor; (d) major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company’s selection or application of accounting principles; (e) major issues as to the adequacy of the Company’s internal controls and any specific audit steps adopted in light of material control deficiencies; (f) issues with respect to the design and effectiveness of the Company's disclosure controls and procedures, management's evaluation of those controls and procedures, and any issues relating to such controls and procedures during the most recent reporting period; (g) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures on the financial statements of the Company; (h) any significant matters arising from any audit, including audit problems and difficulties, whether raised by management, the internal auditor, if any, and the independent auditor, relating to the Company’s financial statements; and (i) any other material written communications between the independent auditor and the Company’s management.

13. Review periodically the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

14. Review with the independent auditor any audit problems or difficulties encountered and management's response thereto. In this regard, the Committee will regularly review with the independent auditor (a) any audit problems or other difficulties encountered by the auditor in the course of the audit work, including any restrictions on the scope of the independent auditor’s activities or on access to requested information, and any significant disagreements with management and (b) management’s responses to such matters. Without excluding other possibilities, the Committee may review with the independent auditor (i) any accounting adjustments that were noted or proposed by the auditor but were “passed” (as immaterial or otherwise), (ii) any communications between the audit team and the audit firm’s national office respecting auditing or accounting issues presented by the engagement, and (iii) any “management” or “internal control” letter issued, or proposed to be issued, by the independent auditor to the Company.

15. Obtain from the independent auditor assurance that the audit of the Company’s financial statements was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, which sets forth procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934.

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16. Discuss the scope of the annual audit and review the form of the opinion the independent auditor proposes to issue.

17. Review and discuss with management and the independent auditor the responsibilities, budget, and staffing of the Company’s internal audit function, if any.

Legal Compliance/General

18. Review periodically, with the Company’s counsel, any legal matter that could have a significant impact on the Company’s financial statements.

19. Discuss with management and the independent auditor the Company’s guidelines and policies with respect to risk assessment and risk management. The Committee will discuss the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

20. Set clear hiring policies for employees or former employees of the independent auditor. At a minimum, these policies should provide that any accounting firm may not provide audit services to the Company if the Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer, Controller, or any person serving in an equivalent position for the Company was employed by the accounting firm and participated in any capacity in the audit of the Company within one year of the initiation of the current audit.

21. Establish procedures for (i) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

22. Unless assigned to a comparable committee or group of independent directors, review and approve all related party transactions as specified in Item 404 of Regulation S-K or SB.

23. Review and reassess the adequacy of this Charter on an annual basis.

24. Conduct an annual performance evaluation of itself.

25. Perform any other activities consistent with this Charter, the Company’s By-laws and governing law as the Committee or the Board deems necessary or advisable.

26. Review and approve (i) any change or waiver in the Company’s code of business conduct and ethics for directors and executive officers, and (ii) any disclosure made on Form 8-K regarding such change or waiver.

Reports

27. Prepare all reports required to be included in the Company’s proxy statement pursuant to and in accordance with applicable rules and regulations of the SEC.

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28. Report regularly to the full Board of Directors. In this regard, the Committee should review with the full Board any issues that arise with respect to the quality or integrity of the Company’s financial statements, the Company’s compliance with legal or regulatory requirements, the performance and independence of the Company’s independent auditor, and the performance of the internal audit function, if any.

29. The Committee shall provide such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

30. Maintain minutes or other records of meetings and activities of the Committee.

Limitation of Audit Committee's Role

With respect to the foregoing responsibilities and processes, the Committee recognizes that the Company's financial management, including the internal audit staff, if any, as well as the independent auditor have more time, knowledge, and detailed information regarding the Company than do Committee members. Consequently, in discharging its oversight responsibilities, the Committee will not provide or be deemed to provide any expertise or special assurance as to the Company's financial statements or any professional certification as to the independent auditors' work.

While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor. It also is not the duty of the Committee to conduct investigations or to assure compliance with laws and regulations and the Company's internal policies and procedures.

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APPENDIX B

Nominations and Corporate Governance Committee Charter

Purpose

The purpose of the Nominations and Corporate Governance Committee (the “Committee”) shall be as follows:

1. To select, or recommend for the Board of Directors’ selection, the individuals to stand for election as directors at the annual meeting of stockholders or, if applicable, a special meeting of stockholders.

2. To oversee the selection and composition of committees of the Board of Directors and, as applicable, oversee management continuity planning processes.

Board of Directors shall determine whether the Committee shall make determinations as a committee or shall make recommendations to the Board of Directors.

Composition

The Committee shall consist of two or more members of the Board of Directors, each of whom is determined by the Board of Directors to be “independent” in accordance with the rules of the SEC and any other applicable regulatory authorities.

Appointment and Removal

The members of the Committee shall be appointed by the Board of Directors. Each member shall serve until such member’s successor is duly elected and qualified or until such member’s earlier resignation or removal. The members of the Committee may be removed, with or without cause, by a majority vote of the Board of Directors.

Chairman

Unless a Chairman is elected by the full Board of Directors, the members of the Committee shall designate a Chairman by majority vote of the full Committee membership. The Chairman will chair all regular sessions of the Committee and set the agendas for Committee meetings.

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Delegation to Subcommittees

In fulfilling its responsibilities, the Committee shall be entitled to delegate responsibilities to a subcommittee of the Committee.

Meetings

The Committee shall meet as frequently as circumstances dictate. The Chairman of the Committee or a majority of the members of the Committee may call meetings of the Committee. Any one or more of the members of the Committee may participate in a meeting of the Committee by means of conference call or similar communication device by means of which all persons participating in the meeting can hear each other.

All non-management directors who are not members of the Committee may attend meetings of the Committee, but may not vote. In addition, the Committee may invite to its meetings any director, member of management of the Company, and such other persons as it deems appropriate in order to carry out its responsibilities. The Committee may also exclude from its meetings any persons it deems appropriate.

Duties and Responsibilities

The Committee shall carry out the duties and responsibilities set forth below. These functions should serve as a guide with the understanding that the Committee may determine to carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal, or other conditions. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board of Directors from time to time related to the purposes of the Committee outlined in this Charter.

In discharging its oversight role, the Committee is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and shall have the sole authority, without seeking Board approval, to retain outside counsel or other advisors for this purpose, including the sole authority to approve the fees payable to such counsel or advisors and any other terms of retention.

Board Selection, Composition, and Evaluation

1. Establish criteria for the selection of new directors to serve on the Board of Directors.

2. Identify individuals believed to be qualified as candidates to serve on the Board of Directors and select, or recommend that the Board of Directors select, the candidates for all directorships to be filled by the Board of Directors or by the shareholders at an annual or special meeting. In identifying candidates for membership on the Board of Directors, the Committee shall take into account all factors it considers appropriate, which may include strength of character, mature judgment, career specialization, relevant technical skills, diversity, and the extent to which the candidate would fill a present need on the Board of Directors.

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3. The Company is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Company the benefit of the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to the Board's ability to work as a collective body. Accordingly, the process of the Committee for identifying nominees shall reflect the Company's practice of re-nominating incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes will continue to make important contributions to the Board and who consent to continue their service on the Board.

4. Review and make recommendations to the full Board of Directors, or determine, whether members of the Board should stand for re-election. Consider matters relating to the retirement of Board members, including term limits or age caps.

5. In the case of a director nominated to fill a vacancy on the Board of Directors due to an increase in the size of the Board, recommend to the Board of Directors the class of directors in which the director-nominee should serve.

6. Conduct all necessary and appropriate inquiries into the backgrounds and qualifications of possible candidates. In that connection, the Committee shall have sole authority to retain and to terminate any search firm to be used to assist in identifying candidates to serve as directors of the Company, including sole authority to approve the fees payable to such search firm and any other terms of retention.

7. Consider questions of independence and possible conflicts of interest of members of the Board of Directors and executive officers.

8. Review and make recommendations, as the Committee deems appropriate, regarding the composition and size of the Board of Directors in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.

9. Oversee the evaluation, at least annually, and as circumstances otherwise dictate, of the Board of Directors and management.

Committee Selection and Composition

10. Recommend members of the Board of Directors to serve on the committees of the Board, giving consideration to the criteria for service on each committee as set forth in the charter for such committee, as well as to any other factors the Committee deems relevant, and when appropriate, make recommendations regarding the removal of any member of any committee.

11. Recommend members of the Board of Directors to serve as the Chair of the committees of the Board of Directors.

12. Establish, monitor, and recommend the purpose, structure, and operations of the various committees of the Board of Directors, the qualifications and criteria for membership on each committee of the Board, and as circumstances dictate, make any recommendations regarding periodic rotation of directors among the committees and impose any term limitations of service on any Board committee.

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13. Periodically review the charter and composition of each committee of the Board of Directors and make recommendations to the Board for the creation of additional committees or the elimination of Board committees.

Continuity / Succession Planning Process

14. Oversee and approve the management continuity planning process. Review and evaluate the succession plans relating to the Chief Executive Officer and other executive officer positions and make recommendations to the Board of Directors with respect to the selection of individuals to occupy these positions.

Reports

15. Report regularly to the Board of Directors following meetings of the Committee, (a) with respect to such matters as are relevant to the Committee’s discharge of its responsibilities, and (b) with respect to such recommendations as the Committee may deem appropriate. The report to the Board of Directors may take the form of an oral report by the Chairman or any other member of the Committee designated by the Committee to make such report.

16. Maintain minutes or other records of meetings and activities of the Committee.

Corporate Governance. To the extent deemed appropriate by the Board of Directors and the Committee, the Committee will do as follows:

17. Consider the adequacy of the certificate of incorporation and by-laws of the Company and recommend to the Board of Directors, as conditions dictate, that it propose amendments to the certificate of incorporation and by-laws for consideration by the stockholders.

18. Develop and recommend to the Board of Directors a set of corporate governance principles applicable to the Company and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board of Directors in light of such developments as may be appropriate.

19. Consider policies relating to meetings of the Board of Directors. This may include meeting schedules and locations, meeting agendas, and procedures for delivery of materials in advance of meetings.

Policy and Procedures Regarding Nominating Recommendations of Security Holders

20. The Committee shall formulate and recommend for adoption to the full Board a policy regarding consideration of nominees for election to the Board of Directors who are recommended by security holders of the Company.

21. The policy shall state at a minimum that the Committee will consider candidates nominated by shareholders of the Company.

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22. The policy shall contain any other elements that the Committee deems appropriate. These elements may include requirements relating to share ownership of recommending security holders; qualifications of recommended candidates; and compliance with procedures for submission of recommendations.

24. The Committee shall adopt procedures for the submission of shareholder nominating recommendations to the Committee, consistent with the policy adopted by the Board. These procedures shall at a minimum include requirements and specifications relating to-

•	the timing for submission of recommendations;
•	the manner of submission of recommendations;
•	information required to be provided concerning the recommending shareholder;
•	information required to be provided concerning the proposed nominee;
•	the consent of the proposed nominee to be contacted and interviewed by the Committee; and
•	the consent of the proposed nominee to serve if nominated and elected.

Procedures for Security Holder Communications with the Board

25. It is the policy of the Company to facilitate security holder communications to the Board.

26. The Committee shall formulate procedures for security holders to send communications to the Board. These procedures shall at a minimum include requirements and specifications relating to-

•	the manner in which communications may be sent to the directors;
•	any information required to be provided concerning the communicating security holder or other party;
•	the process for collecting and organizing communications;
•	the process for determining which communications will be relayed to the directors; and
•	the manner and timing of delivery of communications to the directors.

Policy on Director Attendance at Annual Meetings

27. The Committee shall formulate and recommend to the Board for adoption a policy regarding attendance of directors at annual meetings of the Company's shareholders.

28. The policy may provide for attendance of directors by appropriate means of electronic conferencing.

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VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M80415-P58317 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

ISORAY, INC.

The Board of Directors recommends you vote FOR the following:

	For All	Withhold All	For All Except
1. Elect as directors the three nominees listed below to serve until the Fiscal 2016 Annual Meeting of Shareholders and until their successors are elected and qualified (except as marked to the contrary below):	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Dwight Babcock
02) Thomas C. LaVoy
03) Philip J. Vitale, M.D.

The Board of Directors recommends you vote FOR the following proposal:

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

For address changes and/or comments, please check this box and write them on the back where indicated. ☐

Please indicate if you plan to attend this meeting. ☐ **Yes** ☐ **No**

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

M80416-P58317

REVOCABLE PROXY

ISORAY, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE FISCAL 2015 ANNUAL MEETING OF SHAREHOLDERS

The undersigned hereby appoints Dwight Babcock and Thomas C. LaVoy, and each of them, proxies, with full power of substitution, to act for and in the name of the undersigned to vote all shares of common stock and Series B preferred stock of IsoRay, Inc. (the "Company") that the undersigned is entitled to vote at the Fiscal 2015 Annual Meeting of Shareholders of the Company, to be held at 3800 East Sunrise Drive, Tucson, Arizona 85718, on Friday, February 27, 2015, at 11:00 a.m., local time, and at any and all adjournments thereof, as indicated on the reverse side.

This proxy card will be voted as directed. If no instructions are specified, this proxy card will be voted "FOR" the election of all nominees for director listed on the reverse side of this proxy card; and "FOR" proposal 2. If any other business is presented at the Annual Meeting, this proxy card will be voted by the proxies in their best judgment. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

The undersigned may elect to withdraw this proxy card at any time prior to its use by (1) giving written notice to Krista Cline, Corporate Secretary, 350 Hills Street, Suite 106, Richland, Washington 99354, (2) by executing and delivering a proxy card bearing a later date or (3) by voting in person at the Annual Meeting.

Address Changes/Comments: ____

____

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

Continued and to be signed on reverse side